UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  January 29, 2021

AULT GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported in the Current Report on Form 8-K filed by Ault Global Holdings, Inc (t/k/a DPW Holdings, Inc.), a Delaware corporation (the “Company”) on December 21, 2020 (the “Original 8-K”), Ault Alliance, Inc., a Delaware corporation and wholly-owned subsidiary of the Company had formed a new majority owned subsidiary, Alliance Cloud Services, LLC (“ACS”), to deliver services to the hyperscale and cloud data center markets. In connection therewith, on December 20, 2020, ACS entered into a Real Estate Sale Contract (the “Agreement”) with Prairie Ronde Realty Company, a Michigan corporation (the “Seller”). Pursuant to the Sale Contract, and subject to the terms and conditions therein, ACS would acquire that certain Property (as defined hereafter) owned by the Seller (the “Sale”) for a purchase price of Three Million Nine Hundred Thousand and 00/100 Dollars ($3,900,000.00), subject to proration in accordance with the Sale Contract (the “Purchase Price”). On January 29, 2021 (the “Closing Date”), ACS acquired the Property pursuant to the Agreement (the “Transaction”).

For purposes hereof, “Property” is defined as that parcel of land consisting of approximately 34.52 acres, commonly known as 415 East Prairie Ronde Street, Dowagiac, MI 49047, including any buildings, improvements and appurtenances thereon (collectively, with the parcel of land, the “Real Property”) and the following: (i) all Appurtenances pertaining to the Real Property; (ii) certain Personal Property as set forth in the Agreement; (iii) all of the Seller’s right, title and interest in and to all Leases and Service Contracts, which ACS assume as of the Closing Date; and (vi) all assignable (without consent) Permits and Warranties (as such capitalized terms are defined in the Agreement).

The Purchase Price was paid by the Company using its own working capital.

The information contained in the Original 8-K does not purport to be complete and is incorporated herein by reference. The foregoing description of the Transaction and the Agreement does not purport to be complete and each is qualified in its entirety by reference to the Agreement, which is annexed hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The exhibits have been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the parties.  The exhibits contains representations and warranties that the parties thereto made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Agreement.  Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the exhibits (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

Where You Can Find Additional Information

Investors and security holders will be able to obtain documents filed by the Company with the Commission free of charge at the Commission’s website, www.sec.gov.  Investors and security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

ITEM 7.01	REGULATION FD DISCLOSURE

On February 1, 2021, the Company issued a press release announcing that its wholly owned subsidiary, Ault Alliance, has through its majority owned subsidiary ACS, acquired the Property.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01	EXHIBITS

(d)       Exhibits

Exhibit No.	Description

2.1	Real Estate Sale Contract by and between Prairie Ronde Realty Company and Alliance Cloud Services, LLC, dated as of December 20, 2020. (Incorporated by reference to the Current Report on Form 8-K filed by the registrant on December 21, 2020)
99.1	Press Release issued by the registrant on February 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AULT GLOBAL HOLDINGS, INC.

Date: February 1, 2021	By:	/s/ Henry Nisser
Henry Nisser
President & GC